UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 30, 2010

                              THRUST ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52403
                            (Commission File Number)

                                   20-3373669
                       (IRS Employer Identification No.)

          3044 BLOOR STREET W, SUITE 1440, TORONTO, ONTARIO    M8X 2Y8
             (Address of principal executive offices and Zip Code)

                                 (647) 628-5375
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

REVERSE SPLIT OF ISSUED AND OUTSTANDING COMMON STOCK

On September 29, 2010, FINRA approved a reverse split of the issued authorized common stock of Thrust Energy Corp. (the "Company") whereby every twenty shares of the Company's common stock before the reverse split will be consolidated into one common share, with effect on September 30, 2010 (the "Reverse Split"). The Reverse Split was approved by written consent to action of shareholders owning a majority of the outstanding shares of the Company's common stock on July 30, 2010, pursuant to section 78.390 of the Nevada Revised Statutes.

As a result of the Reverse Split, the Company's issued and outstanding common stock will be reduced from 13,604,000 shares to 680,200 shares.

Stockholders will be entitled to exchange their stock certificates for new certificates representing the shares of common stock after giving effect to the Reverse Split by submitting them to the Company's transfer agent, Transfer Online Inc., of 512 SE Salmon Street, Portland, Oregon 97214, Telephone number:
(503) 227-2950. Upon receipt of an existing stock certificate, the Transfer Agent will issue to the stockholder a new certificate evidencing the consolidated shares. The new certificates will contain the same restrictive legend as the certificates for which they are exchanged. Stockholders will be responsible for the costs of exchanging their certificates.

No fractional common shares will be issued in connection with the Reverse Split. If a stockholder would otherwise receive a fractional common share as a result of the Reverse Split, the number of common shares to be received by the stockholder will be rounded up to the nearest whole number.

The Company's trading symbol on the NASD OTC Bulletin Board will remain the same and have a "D" appended to it for 20 business days: TEGCD. After 20 business days, the symbol will revert back to TEGC.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

Effective September 30, 2010, the Company has amended its Articles of Incorporation by filing Amended and Restated Articles with the Nevada Secretary of State. The Articles of Incorporation were amended by written consent to action of shareholders owning a majority of the outstanding shares of the Company's common stock on July 30, 2010, pursuant to section 78.390 of the Nevada Revised Statutes. A copy of the Company's Amended and Restated Articles of Incorporation is attached as Exhibit 3.1.

AMENDED AND RESTATED BYLAWS

On and effective September 20, 2010, the Company's board of directors adopted Amended and Restated Bylaws that replace the former Bylaws in their entirety. The Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit 3.1     Amended and Restated Articles of Incorporation, Thrust Energy
                Corp.

Exhibit 3.2     Amended and Restated Bylaws, Thrust Energy Corp.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THRUST ENERGY CORP.


                                   /s/ Thomas Mills
                                   Thomas Mills, President & CEO
                                   Date: September 30, 2010